UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2021

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware		73-1564280
(State or other jurisdiction of incorporation or organization)	Commission File No.: 0-26823	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ARLP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On February 25, 2021, the Audit Committee (the “Committee”) of the Board of Directors of Alliance Resource Management GP, LLC, a Delaware limited liability company and the general partner of Alliance Resource Partners, L.P., a Delaware limited partnership (the “Partnership”), dismissed Ernst & Young LLP (“Ernst & Young”) as the Partnership’s independent registered public accounting firm, effective immediately. The Partnership notified Ernst & Young of its dismissal on February 25, 2021. The decision by the Committee was made on the basis of reducing ongoing costs related to the Partnership’s annual audit services.

The audit reports of Ernst & Young on the Partnership’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2020 and 2019, and through February 25, 2021, there were no (a) disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports; or (b) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided Ernst & Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish the Partnership with a letter addressed to the United States Securities and Exchange Commission (the “Commission”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of that letter, dated March 1, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On February 25, 2021, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Partnership’s independent registered public accounting firm beginning with the Partnership’s quarter ending March 31, 2021, effective immediately. During the years ended December 31, 2020 and 2019, and through February 25, 2021, the Partnership did not consult with Grant Thornton with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Partnership’s consolidated financial statements; or (b) any matter that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions  to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter of Ernst & Young LLP, dated as of March 1, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President, Chief Executive Officer
and Chairman

Date: March 1, 2021

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